                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 30, 1996
                                                         ---------------



                            CORPORATE EXPRESS, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)



                        Commission File No.    0-24642
                                              ---------



               Colorado                               84-0978360
    -------------------------------               -------------------
    (State or other jurisdiction of               (I.R.S. Employer
     incorporation)                               Identification No.)



     325 Interlocken Parkway
     Broomfield, Colorado                             80021
     ----------------------                       -------------------
     (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code:  (303) 373-2800
                                                           --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 30, 1996, the Registrant completed the acquisition (the "Acquisition") of all of the issued and outstanding stock of Boulevard Produits de Bureau, Inc. ("Boulevard"), a corporation organized under the laws of Quebec. The acquisition was made pursuant to a certain Share Purchase Agreement (the "Share Purchase Agreement") dated August 30, 1996 by and among the Registrant, Boulevard, 122897 Canada, Inc. ("97 Inc.") and 122898 Canada, Inc. ("98 Inc."), each a Canadian corporation (together, 97 Inc. and 98 Inc. shall be referred to as the "Sellers"). Consideration for the Acquisition was CDN$22,000,000, subject to certain adjustments. In addition, the Registrant purchased CDN$13,000,000 in Boulevard promissory notes from the Sellers for CDN$1,000,000 in cash and 237,888 shares of the Registrant's common stock valued at CDN$12,000,000. The source of the cash used in the transaction was a portion of the proceeds received from the issuance of the Registrant's 4 1/2% Convertible Notes due on July 1, 2000 (the "Notes"). The nature and amount of consideration paid in connection with the Acquisition was determined based on negotiations between the Registrant and the Sellers. Prior to the Acquisition, there was no material relationship between the Registrant or any of its affiliates, directors or officers or any associates thereof and Boulevard or the Sellers. The foregoing summary of the Acquisition is qualified in its entirety by reference to the Share Purchase Agreement filed as Exhibit 2.1 to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         . The audited financial statements of Boulevard as of October 31, 1995 and 1994 and for the years then ended (in Canadian dollars).
         . The unaudited financial statements of Boulevard as of July 31, 1996 and for the nine months then ended (in Canadian dollars).

(b)      Pro Forma Financial Information

         . The unaudited pro forma combined balance sheet of Corporate Express, Inc. and Boulevard as of June 1, 1996.
         . The unaudited pro forma combined statements of operations of Corporate Express, Inc. and Boulevard for the three months ended June 1, 1996 and for the year ended March 2, 1996.

(c)      Exhibits

         2.1 Share Purchase Agreement dated August 30, 1996 by and among the Registrant, Corporate Express Canada, Inc., Boulevard, 97 Inc. and 98 Inc.
         23.1 Consent of Samson Belair Deloitte & Touche

                            CORPORATE EXPRESS, INC.

                  UNAUDITED PRO FORMA COMBINED FINANCIAL DATA



     The unaudited pro forma combined balance sheet as of June 1, 1996 includes the Company's unaudited balance sheet as of June 1, 1996 and Boulevard's unaudited balance sheet as of July 31, 1996. The unaudited pro forma combined balance sheet gives effect to the Acquisition as if the Acquisition had occurred June 1, 1996. The unaudited pro forma combined balance sheet also gives effect to the sales by the Company in June 1996 of the Notes as if such sales had been made on June 1, 1996.

     The unaudited pro forma combined statement of operations for the quarter ended June 1, 1996 includes the unaudited results of operations of the Company and Boulevard for the three months ended June 1, 1996 and July 31, 1996, respectively. The unaudited pro forma combined statement of operations for the three months ended June 1, 1996 gives effect to the Acquisition as if the Acquisition had occurred on March 3, 1996. The unaudited pro forma combined statement of operations also gives effect to the sales by the Company in June 1996 of the Notes as if such sales had been made on March 3, 1996.

     The unaudited pro forma combined statement of operations for the year ended March 2, 1996 includes the audited results of operations of the Company for the year ended March 2, 1996 and the unaudited results of operations of Boulevard for the twelve months ended January 31, 1996. The unaudited pro forma combined statement of operations for the year ended March 2, 1996 gives effect to the Boulevard acquisition as if the acquisition had occurred on February 26, 1995. The unaudited pro forma combined statement of operations also gives effect to the sales by the Company in June 1996 of the Notes as if such sales had been made on February 25, 1995.

     The pro forma combined financial data are based on available information and on certain assumptions and adjustments described in the accompanying notes which management believes are reasonable. The pro forma combined financial data are provided for informational purposes only and do not purport to present the results of operations of the Company had the transactions assumed therein occurred on or as of the dates indicated, nor are they necessarily indicative of the results of operations which may be achieved in the future.

BOULEVARD OFFICE PRODUCTS INC.
Table of contents
================================================================================


Auditors' report ..............................................................1

Statement of earnings .........................................................2

Statement of retained earnings ................................................3

Balance sheet .................................................................4

Statement of changes in financial position ....................................5

Notes to the financial statements ...........................................6-8

 [LOGO OF               --------------------------------------------------------
  SAMSON BELAIR         SAMSON BELAIR/DELOITTE & TOUCHE, S.E.N.C.
  DELOITTE &            COMPTABLES AGREES
  TOUCHE
  APPEARS HERE]         1, Place Ville-Marie         Telephone:   (514) 393-7115
                        Bureau 3000                  Telecopieur: (514) 393-7140
                        Montreal (Quebec) H3B 4T9



AUDITORS' REPORT


To the Shareholders of Boulevard Office Products Inc.

We have audited the balance sheet of Boulevard Office Products Inc. as at October 31, 1995 and the statements of earnings, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 1995 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.



/s/ SAMSON BELAIR
    DELOITTE & TOUCHE
Chartered Accountants



December 5, 1995

BOULEVARD OFFICE PRODUCTS INC.
Statement of earnings
year ended October 31, 1995
================================================================================

                                                 1995           1994
- --------------------------------------------------------------------------------
                                                   $              $
Sales                                         76,290,603     67,709,313
- --------------------------------------------------------------------------------

Cost of sales and other expenses              71,609,595     66,560,451

Amortization of capital assets                   557,208        533,036

Amortization of goodwill                          70,008         45,004

Loss on disposal of capital assets                31,006          5,497

Interest on long-term debt                       211,038        174,827

Interest on short-term debt                      286,646        186,096
- --------------------------------------------------------------------------------
                                              72,765,501     67,504,911
- --------------------------------------------------------------------------------

Earnings before income taxes                   3,525,102        204,402

Income taxes                                   1,365,682         41,419
- --------------------------------------------------------------------------------
Net earnings                                   2,159,420        162,983
================================================================================

BOULEVARD OFFICE PRODUCTS INC.
Statement of retained earnings
year ended October 31, 1995
===============================================================================

                                          1995         1994
- -------------------------------------------------------------------------------
                                           $            $
Balance, beginning of year              9,064,481    8,901,498

Net earnings                            2,159,420      162,983
- -------------------------------------------------------------------------------
Balance, end of year                   11,223,901    9,064,481
===============================================================================

BOULEVARD OFFICE PRODUCTS INC.
Balance sheet
as at October 31, 1995
===============================================================================

                                                1995         1994
- -------------------------------------------------------------------------------
                                                  $            $
Current assets
 Accounts receivable                          8,762,147     6,683,475
 Inventories                                  6,906,279     5,299,392
 Income taxes                                        --       310,279
 Prepaid expenses                                99,095       148,727
- -------------------------------------------------------------------------------
                                             15,767,521    12,441,873

Capital assets (Note 3)                       8,866,857     9,005,131

Other assets                                    488,544       468,428
- -------------------------------------------------------------------------------
                                             25,122,922    21,915,432
===============================================================================

Current liabilities
 Bank loan (Note 4)                           4,307,934     3,598,530
 Accounts payable and accrued liabilities     6,666,823     6,450,492
 Income taxes                                 1,197,188            --
 Current portion of long-term debt (Note 5)   1,131,344       616,457
- -------------------------------------------------------------------------------
                                             13,303,289    10,665,479
- -------------------------------------------------------------------------------

Long-term debt (Note 5)                         585,732     2,175,472
- -------------------------------------------------------------------------------

Shareholders' equity
 Share capital (Note 6)                          10,000        10,000
 Retained earnings                           11,223,901     9,064,481
- -------------------------------------------------------------------------------
                                             11,233,901     9,074,481
- -------------------------------------------------------------------------------
                                             25,122,922    21,915,432
===============================================================================

Approved by the Board


_________________________________ Director

_________________________________ Director

BOULEVARD OFFICE PRODUCTS INC.
Statement of changes in financial position
year ended October 31, 1995
===============================================================================

                                                1995           1994
- -------------------------------------------------------------------------------
                                                  $              $
Operating activities
 Net earnings                                 2,159,420       162,983
 Items not affecting cash
  Amortization of capital assets                557,208       533,036
  Amortization of goodwill                       70,008        45,004
  Loss on disposal of capital assets             31,006         5,497
  Deferred income taxes                              --       (79,716)
- -------------------------------------------------------------------------------
                                              2,817,642       666,804

 Change in non-cash operating working
  capital items                              (1,912,129)    1,835,562
- -------------------------------------------------------------------------------
                                                905,513     2,502,366
- -------------------------------------------------------------------------------

Financing activities
 Increase in long-term debt                          --       650,000
 Repayment of long-term debt                 (1,074,853)     (560,292)
- -------------------------------------------------------------------------------
                                             (1,074,853)       89,708
- -------------------------------------------------------------------------------

Investing activities
 Business acquisitions                               --    (2,124,593)
 Acquisition of capital assets                 (454,140)   (1,576,557)
 Disposal of capital assets                       4,200        36,954
 Acquisition of other assets                    (90,124)     (163,432)
- -------------------------------------------------------------------------------
                                               (540,064)   (3,827,628)
- -------------------------------------------------------------------------------

Net decrease in cash position                  (709,404)   (1,235,554)

Cash position, beginning of year             (3,598,530)   (2,362,976)
- -------------------------------------------------------------------------------
Cash position, end of year                   (4,307,934)   (3,598,530)
===============================================================================

                                  Page 5 of 8

BOULEVARD OFFICE PRODUCTS INC.
Notes to the financial statements
year ended October 31, 1995
- -------------------------------------------------------------------------------

1.  Status and nature of activities

    The Company, incorporated under Part 1A of the Quebec Companies Act, sells office supplies, furniture and equipment.

2.  Accounting policies

    The financial statements have been prepared in accordance with generally accepted accounting principles and include the following significant accounting policies:

    Inventories

    Inventories are valued at the lower of cost and net realizable value. Cost is determined primarily on the first in, first out basis.

    Capital assets

    Capital assets, accounted for at acquisition cost, are amortized under the declining balance method at the following annual rates:

                Buildings                       4% and 5%
                Paving and landscaping                 8%
                Furniture and equipment               20%
                Automotive equipment                  30%
                Computer equipment                    50%

    Leasehold improvements are amortized under the straight-line method over the remaining term of the lease.

    Other assets

    Goodwill is amortized over five years under the straight-line method.

    Deferred income taxes

    The Company accounts for its income taxes using the deferral method. Deferred income taxes result from timing differences between the recording of certain revenues for accounting and for income tax purposes.

BOULEVARD OFFICE PRODUCTS INC.
Notes to the financial statements
year ended October 31, 1995

========================================================================================

3.  Capital assets
                                                    1995                        1994
                                   --------------------------------------    ----------
                                                 Accumulated
                                                 Depreciation
                                                    and         Net Book      Net Book
                                      Cost       Amortization    Value         Value
                                   ----------    ------------  ----------     --------
                                       $              $             $             $
    Land                            1,469,800            --     1,469,800     1,469,800
    Buildings                       7,965,355     1,734,980     6,230,375     6,418,109
    Paving and landscaping            476,163       151,676       324,487       287,433
    Furniture and equipment           923,089       482,752       440,337       521,172
    Automotive equipment               63,965        49,769        14,196        20,281
    Computer equipment                847,818       478,780       369,038       264,791
    Leasehold improvements             24,774         6,150        18,624        23,545
    ------------------------------------------------------------------------------------
                                   11,770,964     2,904,107     8,866,857     9,005,131
    ====================================================================================

4.  Bank loan

    A bank loan in the amount of $4,289,000 ($3,385,000 in 1994) is secured by the accounts receivable and inventories.

5.  Long-term debt

                                                                    1995           1994
                                                                -----------     ----------
                                                                     $              $
    Variable rate, secured by immovable hypothec,
     prime rate plus 0.5%, maturing May 13, 1996                 1,089,442       2,052,636

    Variable rate, secured by immovable hypothec,
     prime rate, maturing June 20, 2004                            601,230         636,597

    Advances from directors, non-interest bearing and no
     terms of payment                                               26,404         102,696
    ---------------------------------------------------------------------------------------
                                                                 1,717,076       2,791,929
    Current portion                                              1,131,344         616,457
    ---------------------------------------------------------------------------------------
                                                                   585,732       2,175,472
    =======================================================================================

                                  Page 7 of 8

BOULEVARD OFFICE PRODUCTS INC.
Notes to the financial statements
year ended October 31, 1995
================================================================================

5.  Long-term debt (cont'd)

    Capital payments required in each of the next five years are as follows:

                                               $

                          1996              1,131,344
                          1997                 45,370
                          1998                 49,136
                          1999                 53,214
                          2000                 57,630

6.  Share capital

    Authorized
       Unlimited number of special preferred shares II, 8% preferential non-cumulative, redeemable at the option of the Company at the amount of the consideration received upon issuance, no par value

       Unlimited number of special preferred shares, 9% preferential non-cumulative, redeemable at the option of the Company at the amount of the consideration received upon issuance, no par value

       Unlimited number of preferred shares, 10% non-cumulative, redeemable at 110% of paid-up capital, no par value

       1,000 Common shares
                                                          1995          1994
                                                       ------------------------
                                                           $             $
    Issued and paid
       1,000 Common shares                               10,000        10,000
===============================================================================

7.  Commitments

    The Company is committed under renewable, non-cancellable operating equipment leases in the amount of $854,079 as follows:

                                               $

                          1996                416,328
                          1997                416,328
                          1998                 21,423

8.  Contingency

    At the time a tract of land and a building valued at $4,000,000 were acquired, the parties took advantage of the tax option under which the Company is liable for the income taxes related to the recapture of depreciation and the taxable capital gain. Income taxes of $310,000 could result when these assets are sold.

                      BOULEVARD PRODUITS DE BUREAU, INC.
                                 BALANCE SHEET
                                 ( Unaudited )
                                (in thousands)

                                                           July 31, 1996
                                                          (in Canadian $)
                                                          ---------------
                          ASSETS

Current assets:
  Receivables, net                                        $      6,833
  Inventories                                                    7,400
  Other current assets                                             268
                                                          ------------
    Total current assets                                        14,501
Property and Equipment, net                                      8,915
Goodwill, net                                                      182
Other assets, net                                                   --
                                                          ------------
    Total assets                                                23,598
                                                          ============

             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Cash overdraft                                                 1,889
  Accounts payable                                               7,407
  Accrued liabilities                                            1,054
  Current portion of long-term debt and capital leases              36
                                                          ------------
    Total current liabilities                                   10,386
Long-term debt                                                     532
                                                          ------------
    Total liabilities                                           10,918
Shareholders' equity:
  Common stock                                                      10
  Retained earnings (deficit)                                   12,670
                                                          ------------
    Total shareholders' equity                                  12,680
                                                          ------------
       Total liabilities and shareholders' equity         $     23,598
                                                          ============

                      BOULEVARD PRODUITS DE BUREAU, INC.
                            STATEMENT OF OPERATIONS
                                 ( Unaudited )
                                (in thousands)

                                                               Nine Months
                                                                  Ended
                                                              July 31, 1996
                                                             (in Canadian $)
                                                             ---------------
Net sales                                                    $    62,582
Cost of sales                                                     49,236
                                                             ---------------
   Gross profit                                                   13,346

Selling, general and administrative expenses                      11,064
                                                             ---------------
   Operating profit                                                2,282

Interest expense, net                                                 --
Other (income) expense                                                --
                                                             ---------------
   Income before income taxes                                      2,282
Income tax expense                                                   836
                                                             ---------------
   Net income                                                $     1,446
                                                             ===============

                      BOULEVARD PRODUITS DE BUREAU, INC.
                            STATEMENT OF CASH FLOWS
                                 ( Unaudited )
                                (in thousands)

                                                               Nine Months
                                                                  Ended
                                                              July 31, 1996
                                                              -------------
Operating Activities

Net income                                                    $    1,446

Items not affecting cash:

   Amortization of capital assets                                    427
   Amortization of goodwill                                           53
   Loss on disposal of capital assets                                 24
                                                              -------------
                                                                     504

Change in non-cash operating working capital items                 2,115
                                                              -------------

                                                                   4,065
                                                              -------------
Investing Activities

Disposal of capital assets                                            20
Acquisition of capital assets                                       (519)
                                                              -------------

                                                                    (499)
                                                              -------------

Financing Activities

Repayment of long-term debt                                       (1,147)
                                                              -------------

                                                                  (1,147)
                                                              -------------

Net increase in cash position                                      2,419

Cash at beginning of period                                       (4,308)
                                                              -------------

Cash at end of period                                         $   (1,889)
                                                              =============

                      BOULEVARD PRODUITS DE BUREAU, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                                  (Unaudited)
                                (in thousands)

                                             COMMON    RETAINED
                                             STOCK     EARNINGS     TOTAL
                                           -------------------------------
Balance, October 31, 1995                  $     10    $ 11,224   $ 11,234

Net Income                                                1,446      1,446

                                           -------------------------------
Balance, July 31, 1996                     $     10    $ 12,670   $ 12,680
                                           ===============================

        CORPORATE EXPRESS, INC. AND BOULEVARD PRODUITS DE BUREAU, INC.

                       PRO FORMA COMBINED BALANCE SHEET

                                 JUNE 1, 1996
                                  (Unaudited)

                                (in thousands)

                                                                                                     Corporate
                                                                                                      Express
                                                                                                        and
                                                                                                     Boulevard
                                                Corporate                       Pro Forma            Pro Forma
                  ASSETS                         Express       Boulevard       Adjustments            Combined
                                               ------------   ----------      --------------      ----------------
Current assets:
   Cash and cash equivalents                   $      28,664   $      -        $     (16,280)(1)   $        330,144
                                                                                        (740)(2)
                                                                                     318,500 (3)
   Receivables, net                                  293,420       5,057                                    298,477
   Inventories                                       101,995       5,476                (740)(1)            106,731
   Other current assets                               35,391         198                                     35,589
                                               -------------   ----------     --------------       ----------------
      Total current assets                           459,470      10,731             300,740                770,941
Property and Equipment, net                          109,499       6,597                                    116,096
Goodwill, net                                        324,603         135              18,977 (1)            343,715
Other assets, net                                     16,951          -                6,500 (3)             23,451
                                               -------------   ----------     --------------       ----------------
      Total assets                                   910,523      17,463             326,217              1,254,203
                                               =============   ==========     ==============       ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                  137,132       5,481                                    142,613
   Accrued liabilities                                56,796       2,178                                     58,974
   Accrued purchase costs                              3,049          -                1,720 (1)              4,769
   Accrued merger and related costs                   24,880          -                                      24,880
   Current portion of long-term debt and capital      20,151          27                                     20,178
   Other non-current liabilities                         219          -                                         219
                                               -------------   ----------     --------------       ----------------
      Total current liabilities                      242,227       7,686               1,720                251,633
Capital lease obligations                              9,568          -                                       9,568
Long-term debt                                       127,900         394               9,620 (4)            453,294
                                                                                     325,000 (3)
                                                                                      (9,620)(2)
Deferred income taxes                                  7,374          -                                       7,374
Minority interest in subsidiaries                     24,843          -                                      24,843
Other non-current liabilities                          2,097          -                                       2,097
                                               -------------   ----------     --------------       ----------------
      Total liabilities                              414,009       8,080             326,720                748,809
Shareholders' equity:
   Common stock                                           14           7                  (7)(5)                 14
   Additional paid-in capital                        502,559          -                8,880 (2)            511,439

   Retained earnings (deficit)                        (6,712)      9,376                 244 (5)             (6,712)
                                                                                      (9,620)(4)
   Foreign currency translation adjustment               653          -                                         653
                                               -------------   ----------     --------------       ----------------
      Total shareholders' equity                     496,514       9,383                (503)               505,394
                                               -------------   ----------     --------------       ----------------
         Total liabilities and shareholders'
          equity                                $    910,523  $   17,463        $    326,217        $     1,254,203
                                               =============  ===========     ==============        ===============

- --------
(1) To record the acquisition of Boulevard's common stock and related purchase price allocation (including estimated direct costs). The portion of the consideration assigned to goodwill represents the excess of the cost over the fair value of the net assets acquired.
(2) To record the issuance of 237,888 shares of Corporate Express common stock and $740,000 in cash for the purchase of the Boulevard promissory notes.
(3) To record the net proceeds from the sale of the Notes and the capitalization of debt issuance costs.
(4) To record the Boulevard shareholder distributions and related promissory notes.
(5) To record the elimination of Boulevard's historical equity.

        CORPORATE EXPRESS, INC. AND BOULEVARD PRODUITS DE BUREAU, INC.

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          QUARTER ENDED JUNE 1, 1996
                                  (Unaudited)

                     (in thousands, except per share data)

                                                                                         Corporate
                                                                                          Express
                                                                                            and
                                                                                         Boulevard
                                             Corporate                 Pro Forma         Pro Forma
                                              Express     Boulevard    Adjustments        Combined
                                            -----------   ---------    -----------      ----------
Net sales                                   $   500,624   $ 14,738                      $  515,362
Cost of sales                                   369,178     11,654                         380,832
                                            -----------   --------     -----------      ----------
    Gross profit                                131,446      3,084                         134,530
Warehouse operating and selling expenses         95,309      2,179                          97,488
Corporate general & administrative expenses      15,933         -      $       119 (1)      16,052
                                            -----------   --------     -----------      ----------
    Operating profit (loss)                      20,204        905            (119)         20,990
Interest expense, net                             3,279         79           3,473 (2)       2,911
                                                                            (4,245)(3)
                                                                               325 (4)
Other income                                         -          -                              -
                                            -----------   --------     -----------      ----------
    Income (loss) before income taxes            16,925        826             328          18,079
Income tax expense (benefit)                      7,079        316             257 (5)       7,652
                                            -----------   --------     -----------      ----------
    Income (loss) before minority interest        9,846        510              71          10,427
Minority interest                                   230         -                              230
                                            -----------   --------     -----------      ----------
    Income (loss) from continuing
     operations                             $     9,616   $    510     $        71      $   10,197
                                            ===========   ========     ===========      ==========

Net income (loss) per common share
    Continuing operations                   $      0.13                                 $     0.14
                                            ===========                                 ==========

    Weighted average common shares
     outstanding                                 75,139                        238 (6)      75,377
                                            ===========                ===========      ==========

- --------
  (1) Adjustment to reflect the amortization of goodwill recorded as a result of the Boulevard acquisition. The goodwill is being amortized over an estimated life of 40 years.
  (2) Adjustment to reflect increase in interest expense due to the sale of the Notes.
  (3) Adjustment to reflect the increase in interest income as a result of the investment of the proceeds of the Notes in commercial paper.
  (4) Adjustment to reflect amortization of debt issuance costs over the term of the Notes.
  (5) Adjustment to reflect the income tax effect of pro forma adjustments and the adjustment of Boulevard's income tax provision to the Company's Canadian effective tax rate.
  (6) Adjustment to reflect the issuance of additional shares of Corporate Express common stock as part of the consideration for the purchase of the Boulevard promissory notes.

        CORPORATE EXPRESS, INC. AND BOULEVARD PRODUITS DE BUREAU, INC.

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS

                           YEAR ENDED MARCH 2, 1996
                                  (Unaudited)

                     (in thousands, except per share data)

                                                                                             Corporate
                                                                                              Express
                                                                                                and
                                                                                             Boulevard
                                                Corporate                     Pro Forma      Pro Forma
                                                 Express       Boulevard     Adjustments      Combined
                                               -----------    ----------     -----------     ----------
Net sales                                      $ 1,590,104    $   58,424                     $1,648,528
Cost of sales                                    1,173,255        45,542                      1,218,797
Merger related inventory provisions                  5,952            -                           5,952
                                               -----------    ----------     -----------     ----------
    Gross profit                                   410,897        12,882             -          423,779
Warehouse operating and selling expenses           297,275         9,866                        307,141
Corporate general & administrative expenses         46,980            -      $       474 (1)     47,454

Merger and other non-recurring charges              36,838            -                          36,838
                                               -----------    ----------     -----------     ----------
    Operating profit (loss)                         29,804         3,016            (474)        32,346
Interest expense, net                               15,396           360          13,892 (2)     13,968
                                                                                 (16,980)(3)
                                                                                   1,300 (4)
Other income                                           724            -                             724
                                               -----------    ----------     -----------     ----------
    Income (loss) before income taxes               15,132         2,656           1,314         19,102
Income tax expense (benefit)                        10,952         1,028             971 (5)     12,951
                                               -----------    ----------     -----------     ----------
    Income (loss) before minority interest           4,180         1,628             343          6,151
Minority interest                                    1,436            -                           1,436
                                               -----------    ----------     -----------     ----------
    Income (loss) from continuing operations   $     2,744    $    1,628     $       343     $    4,715
                                               ===========    ==========     ===========     ==========

Net income (loss) per common share
    Continuing operations                      $      0.04                                   $     0.07
                                               ===========                                   ==========

    Weighted average common shares outstanding      68,057                           238 (6)     68,295
                                               ===========                    ==========     ==========

- --------

  (1) Adjustment to reflect the amortization of goodwill recorded as a result of the Boulevard acquisition. The goodwill is being amortized over an estimated life of 40 years.
  (2) Adjustment to reflect increase in interest expense due to the sale of the Notes.
  (3) Adjustment to reflect the increase in interest income as a result of the investment of the proceeds of the Notes in commercial paper.
  (4) Adjustment to reflect amortization of debt issuance costs over the term of the Notes.
  (5) Adjustment to reflect the income tax effect of pro forma adjustments and the adjustment of Boulevard's income tax provision to the Company's Canadian effective tax rate.
  (6) Adjustment to reflect the issuance of additional shares of Corporate Express common stock as part of the consideration for the purchase of the Boulevard promissory notes.